                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K
                                 CURRENT REPORT






     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - DECEMBER 20, 2002







                                  ALLETE, INC.


                             A Minnesota Corporation
                           Commission File No. 1-3548
                   IRS Employer Identification No. 41-0418150
                             30 West Superior Street
                          Duluth, Minnesota 55802-2093
                           Telephone - (218) 279-5000

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

Reference is made to the 2001 Form 10-K of ALLETE, Inc. (ALLETE or the Company) for background information on the following update. Unless otherwise indicated, cited references are to ALLETE's 2001 Form 10-K.


Ref. Page 11. - Sixth Paragraph
Ref. Page 30. - Third Paragraph
Ref. Form 8-K dated and filed February 28, 2002 - Second Paragraph
Ref. Form 8-K dated and filed March 28, 2002
Ref. Form 10-Q for the quarter ended March 31, 2002 - Page 18. - Fifth Paragraph Ref. Form 10-Q for the quarter ended June 30, 2002 - Page 17. - Sixth Paragraph and Page 22. - Third Paragraph
Ref. Form 8-K dated and filed September 19, 2002
Ref. Form 8-K dated and filed September 20, 2002
Ref. Form 10-Q for the quarter ended September 30, 2002 - Page 22. - Fourth
     Paragraph
Ref. Form 8-K dated December 9, 2002 and filed December 10, 2002

On December 20, 2002 ALLETE announced that Florida Water Services Corporation (Florida Water), a wholly owned subsidiary, has signed an amended asset purchase agreement adjusting the sales price for the sale of substantially all of its assets to the Florida Water Services Authority (FWSA), a governmental authority formed under the laws of the state of Florida. The sales price has been adjusted to $456.5 million primarily because of higher interest rates on bonds to be issued by the FWSA to finance the transaction.

Florida Water anticipates receiving approximately $420 million at closing and an additional $36.5 million three years after closing once certain contingencies have been satisfied. In addition, Florida Water expects to receive up to $36 million of future customer hookup fees to be paid over the next six years. The revised purchase price, combined with the additional payments, brings the total amount expected to be received in the transaction to $492.5 million.

Cash proceeds to ALLETE after taxes and repayment of existing debt are expected to be approximately $180 million in 2003, and $250 million for the entire transaction. The gain on the transaction is estimated at $100 million after taxes and related costs. While the majority of the cash will be received at closing, most of the gain is expected to be recognized as income over a six-year period beginning in 2004 as required by accounting rules. Terms of the revised agreement call for a closing by February 14, 2003, subject to the FWSA being able to issue bonds for the purchase price and other conditions.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit
Number
-------

     2    -     Amendment and  Restatement  of  Asset  Purchase Agreement by and
                between  Florida  Water  Services Corporation and Florida  Water
                Services Authority dated as of December 20, 2002.



                    ALLETE Form 8-K dated December 20, 2002                    1

                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, which are difficult to predict, contain uncertainties, are beyond the control of ALLETE and may cause actual results or outcomes to differ materially from those contained in forward-looking statements:

    -   war and acts of terrorism;
    - prevailing governmental policies and regulatory actions, including those of the United States Congress, state legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Florida Public Service Commission, the North Carolina Utilities Commission, the Public Service Commission of Wisconsin and various county regulators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power and capital investments, and present or prospective wholesale and retail competition (including but not limited to transmission costs) as well as general vehicle-related laws, including vehicle brokerage and auction laws;
    - unanticipated impacts of restructuring initiatives in the electric industry;
    -   economic and geographic factors, including political and economic risks;
    - changes in and compliance with environmental and safety laws and policies;
    -   weather conditions;
    -   market factors affecting supply and demand for used vehicles;
    -   wholesale power market conditions;
    -   population growth rates and demographic patterns;
    - the effects of competition, including the competition for retail and wholesale customers, as well as suppliers and purchasers of vehicles;
    -   pricing and transportation of commodities;
    -   changes in tax rates or policies or in rates of inflation;
    -   unanticipated project delays or changes in project costs;
    -   unanticipated changes in operating expenses and capital expenditures;
    -   capital market conditions;
    -   competition for economic expansion or development opportunities;
    -   our ability to manage expansion and integrate recent acquisitions; and
    - the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Any forward-looking statement speaks only as of the date on which that statement is made, and ALLETE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of those factors, nor can it assess the impact of each of those factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

2                    ALLETE Form 8-K dated December 20, 2002

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                     ALLETE, Inc.





December 20, 2002                                  James K. Vizanko
                                     -------------------------------------------
                                                   James K. Vizanko
                                       Vice President, Chief Financial Officer
                                                    and Treasurer




                    ALLETE Form 8-K dated December 20, 2002                    3

                                  EXHIBIT INDEX

EXHIBIT
NUMBER
--------------------------------------------------------------------------------


   2    -    Amendment and Restatement of Asset Purchase Agreement by and
             between Florida Water Services Corporation and Florida Water
             Services Authority dated as of December 20, 2002.




                    ALLETE Form 8-K dated December 20, 2002